UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2004

YOUNG BROADCASTING INC.

(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation)	0-25042 (Commission File No.)	13-3339681 (IRS Employer Identification No.)

599 Lexington Avenue

New York, New York 10022

(Address of principal executive offices)

Registrant’s telephone number:  (212) 754-7070

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

                ☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                ☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                ☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                ☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On December 21, 2004, the Registrant entered into an agreement with the NBC television network pursuant to which the expiration date of the affiliation agreement between NBC and the Registrant’s KWQC-TV television station was extended through January 31, 2005.  All other terms of this agreement remain unchanged.  This agreement had been scheduled to expire December 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2004

YOUNG BROADCASTING INC.

By:

/s/ James A. Morgan

James A. Morgan

Executive Vice President